         AMENDMENT No. 3, dated as of September 15, 1999, to WARRANT AGREEMENT dated as of September 15, 1998, as previously amended by Amendment No. 1 dated as of December 18, 1998 and Amendment No. 2 dated as of August 30, 1999 (as amended, the "Original Agreement") between Insignia Financial Group, Inc., a Delaware corporation formerly known as Insignia/ESG Holdings, Inc. (the "Corporation"), and APTS V, L.L.C., a Delaware limited liability company ("APTS"), providing for the issuance of warrants to purchase 51,944 shares of common stock, par value $.01 per share, of the Corporation.

         WHEREAS, pursuant to that certain letter agreement dated the date hereof, the Corporation and APTS desire to extend the Expiration Date (as defined in the Original Agreement) of the Warrants provided for in the Original Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Terms used herein shall have the meanings set forth in the Original Agreement, unless otherwise defined herein.

         2. The Expiration Date of the Warrants is hereby extended from September 15, 1999 to August 1, 2000.

         3. Except as set forth in this Amendment No. 3, the Original Agreement is hereby ratified and confirmed in all respects.

         4. Any Warrant Certificate evidencing Warrants need not be amended to reflect the change in Expiration Date provided for herein in order to give full effect to such change.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to the Original Agreement to be duly executed and delivered by their proper and duly authorized officers, as of the date and year first above written.

                                 INSIGNIA FINANCIAL GROUP, INC.

                                 By: /s/ Adam B. Gilbert
                                     -------------------------------------------
                                     Name:  Adam B. Gilbert
                                     Title: Executive Vice President

                                 APTS V, L.L.C.
                                 By: APTS Partners, L.P., the managing member
                                 By: APTS GP Partners, L.P., its general partner
                                 By: APTS Acquisition Corporation, its general
                                       partner

                                 By: /s/ John R. S. Jacobsson
                                     -------------------------------------------
                                     Name:  John R. S. Jacobsson
                                     Title: Vice President